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                                                                     Exhibit 3.1
                                     FORM OF
                           SECOND AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                                HAWK CORPORATION


                                    ARTICLE I
                                      NAME

         The name of the corporation is Hawk Corporation (the "Corporation").

                                   ARTICLE II
                          REGISTERED OFFICE IN DELAWARE

         The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

                                   ARTICLE III
                                     PURPOSE

         The Corporation is formed for the purpose of engaging in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as it presently exists or may be amended in the future (the "Delaware General Corporation Law").

                                   ARTICLE IV
                                CAPITAL STRUCTURE

         4.1 Authorized Capital Stock. The aggregate number of shares of all classes of stock that the Corporation is authorized to issue is 85,500,000 shares, consisting of:

                  (a) 75,000,000 shares of Class A Common Stock, par value $0.01 per share (the "Class A Common Stock");

                  (b) 10,000,000 shares of Class B Non-Voting Common Stock, par value $0.01 per share (the "Class B Common Stock" and, together with the Class A Common Stock, the "Common Stock"); and

                  (c) 500,000 shares of Serial Preferred Stock, par value $0.01 per share (the "Preferred Stock").

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         4.2      Class A Common Stock and Class B Common Stock.

                  (a) Powers, Preferences and Rights. Except as may otherwise be provided by this Second Amended and Restated Certificate of Incorporation, as may be amended from time to time by resolutions of the Board of Directors designating a class or series of Preferred Stock pursuant to
Section 4.4 hereof (this "Certificate of Incorporation"), or by the Delaware General Corporation Law, the powers, preferences and rights of the Class A Common Stock and the Class B Common Stock, and the qualifications, limitations or restrictions thereof, shall be in all respects identical.

                  (b) Voting Rights. Except as may otherwise be provided by this Certificate of Incorporation or by the Delaware General Corporation Law,
(i) all rights to vote and all voting power shall be vested exclusively in the holders of the Class A Common Stock and (ii) each holder of Class A Common Stock shall be entitled to one vote for each share held of record on the applicable record date on all matters presented for a vote of the stockholders of the Corporation, including, without limitation, the election of directors. Except as otherwise required by the Delaware General Corporation Law, the holders of Class B Common Stock shall not be entitled to vote on any matters to be voted on by the stockholders of the Corporation.

                  (c) Dividends; Recapitalizations. Except as may otherwise be provided by this Certificate of Incorporation or by the Delaware General Corporation Law, if, as and when dividends on the Class A Common Stock and the Class B Common Stock are declared payable from time to time by the Board of Directors as provided in this Section 4.2(c), whether payable in cash, property, stock or other securities, the holders of Class A Common Stock and the holders of Class B Common Stock shall be entitled to share equally, on a per share basis, in such dividends; provided, however, that (i) if dividends are declared that are payable in shares of Class A Common Stock, or in shares of Class B Common Stock, dividends shall be declared that are payable at the same rate on both classes of stock and the dividends payable in shares of Class A Common Stock shall be payable only to holders of Class A Common Stock and dividends payable in shares of Class B Common Stock shall be payable only to holders of Class B Common Stock, and (ii) if the dividends consist of other voting securities of the Corporation, the Corporation shall make available to each holder of Class B Common Stock, at such holder's written request, dividends consisting of non-voting securities (except as otherwise required by the Delaware General Corporation Law) of the Corporation which non-voting securities are otherwise identical to such voting securities and are convertible into such voting securities on the same terms as the Class B Common Stock is convertible into the Class A Common Stock. If the Corporation shall in any manner split, subdivide, combine or reclassify the outstanding shares of Class A Common Stock or Class B Common Stock, the outstanding shares of the other such class of common stock shall be proportionally split, subdivided, combined or reclassified in the same manner and on the same basis as the outstanding shares of Class A Common Stock or Class B Common Stock, as the case may be, have been subdivided or combined or reclassified.

                  (d) Mergers and Consolidations. In case of any merger or consolidation of the Corporation with any other entity as a result of which the holders of Class A Common Stock shall


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be entitled to receive cash, property, stock or other securities with respect to or in exchange for Class A Common Stock, or in case of any sale or conveyance of all or substantially all of the assets of the Corporation, a holder of one share of Class B Common Stock shall have the right thereafter, so long as the conversion rights set forth in Section 4.2(e) hereof shall exist, to convert such share of Class B Common Stock into the kind and amount of cash, property, stock or other securities receivable upon such consolidation, merger, sale or conveyance by a holder of one share of Class A Common Stock, and shall have no other conversion rights with regard to such share of Class B Common Stock. The provisions of this Section 4.2(d) shall similarly apply to successive mergers, consolidations, sales or conveyances.

                  (e)      Conversion of Class B Common Stock.

                           (i) Conversion at Qualified Public Offering. Each share of Class B Common Stock sold in an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (a "Public Offering"), shall automatically be converted into an equal number of shares of Class A Common Stock immediately upon the closing of such sale.

                           (ii) Conversion Upon Certain Transfers. Each share of Class B Common Stock shall be converted into an equal number of shares of Class A Common Stock upon the written request (the "Conversion Request") of any third party transferee ("Transferee") acquiring such shares of Class B Common Stock from any holder of Class B Common Stock so long as such Transferee (A) is not an affiliate of the transferor of such Class B Common Stock and (B) makes such Conversion Request within fifteen days of the date such Class B Common Stock is transferred by such transferor to such Transferee.

                           Other than as set forth in Section 4.2(d) and in this
Section 4.2(e), a holder of Class B Common Stock shall have no conversion rights with respect to such Class B Common Stock.

                  (f) Conversion Procedures. Any holder of shares of Class B Common Stock desiring to convert such shares, or any such holder whose shares shall have been automatically converted, into shares of Class A Common Stock shall surrender the certificate or certificates representing the Class B Common Stock being converted, or so converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), at the principal executive office of the Corporation, or at such office of a transfer agent for the Class B Common Stock or office in the continental United States of an agent for conversion as may from time to time be designated by notice to the holders of the Class B Common Stock by the Corporation, accompanied by written notice of conversion. Such notice of conversion shall specify (i) the number of shares of Class B Common Stock that are the subject of such conversion, (ii) the name or names in which such holder wishes the certificate or certificates for Class A Common Stock and for any Class B Common Stock not to be so converted to be issued, (iii) the address to which such holder wishes delivery to be made of such new certificates to be issued upon such conversion, (iv) the date upon which the person giving such notice acquired the Class B Common Stock that is

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the subject of such notice of conversion and (v) that the conversion of such
Class B Common Stock is required pursuant to Section 4.2(e)(i) above or permitted pursuant to Section 4.2(e)(ii) above. Upon surrender of a certificate representing Class B Common Stock for conversion, the Corporation shall issue and send by hand delivery, by courier or by overnight or first class mail (postage prepaid) to the holder thereof or to such holder's designee, at the address designated by such holder, a certificate or certificates for the number of shares of Class A Common Stock to which such holder shall be entitled upon conversion. In the event that there shall have been surrendered a certificate or certificates representing Class B Common Stock, only part of which are to be converted, the Corporation shall issue and send to such holder or such holder's designee, in the manner set forth in the preceding sentence, a new certificate or certificates representing the number of Class B Common Stock that shall not have been converted. The issuance of certificates representing shares of Class A Common Stock issuable upon the conversion of shares of Class B Common Stock by the registered holder thereof pursuant to the provisions of this Certificate of Incorporation shall be made without charge to the converting holder for any tax imposed on the Corporation in respect of the issue thereof; provided that the Corporation shall not be required to pay any tax that may be payable with respect to any transfer involved in the issue and delivery of any certificate in a name other than that of the registered holder of the shares of Class B Common Stock being converted, and the Corporation shall not be required to issue or deliver any such certificate unless and until the person requesting the issue thereof shall have paid the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. Shares of the Class B Common Stock converted into Class A Common Stock as provided in this Section 4.2(f) shall resume the status of authorized but unissued shares of Class B Common Stock.

                  (g) Effective Date of Conversion. The issuance by the Corporation of shares of Class A Common Stock upon a conversion of Class B Common Stock into Class A Common Stock pursuant to Section 4.2(e)(i) above shall be deemed to be effective upon the consummation or closing of the sale pursuant to the Public Offering covering such Class B Common Stock. The issuance by the Corporation of shares of Class A Common Stock upon conversion of Class B Common Stock into Class A Common Stock pursuant to Section 4.2(e)(ii) above shall not be deemed to be effective until receipt of a timely and complete Conversion Request from the Transferee, reasonably satisfactory in form and substance to the Corporation. The person or persons entitled to receive the Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Class A Common Stock as of the effective date of conversion.

                  (h) Liquidating Distributions. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or upon any sale or conveyance of all or substantially all of the assets of the Corporation, after payment or provision for payment of all the liabilities of the Corporation and the expenses of liquidation, and after the holders of the Preferred Stock shall have been paid in full the amounts, if any, to which they are entitled or a sum sufficient for such payment in full shall have been set aside, the remaining assets of the Corporation available for distribution shall be distributed ratably to the holders of the Class A Common Stock and Class B Common Stock in accordance with their respective rights and interests. For the purpose of this Section 4.2(h), a merger, consolidation, sale or conveyance shall not be deemed to be a


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liquidation or winding up of the Corporation unless the transaction provides for the cessation of the business of the Corporation.

                  (i) Reservation of Class A Common Stock. The Corporation shall at all times reserve and keep available out of its authorized and unissued Class A Common Stock, solely for issuance upon the conversion of Class B Common Stock as herein provided, free from any preemptive rights or other obligations, such number of shares of Class A Common Stock as shall from time to time be issuable upon the conversion of all the Class B Common stock then outstanding; provided that, except as provided in this Certificate of Incorporation, the shares of Class A Common Stock so reserved shall not be reduced or affected in any manner whatsoever so long as any shares of Class B Common Stock are outstanding.

         4.3 Amendment and Waiver. No amendment, modification or waiver of any provisions of Sections 4.1 or 4.2 hereof or of this Section 4.3 that adversely affects the rights, preferences or privileges of the Class A Common Stock or Class B Common Stock shall be effective without the affirmative vote of the holders of at least 51% of the outstanding shares of such class of Common Stock entitled to vote at a meeting of the holders of such class of Common Stock duly called for such purpose.

         4.4   Preferred Stock.

               (a) Designations by Board of Directors. The Preferred Stock may be issued from time to time in one or more classes or series with such voting rights, full or limited, or without voting rights, and with such designations, preferences and relative, participating, optional or special rights, and qualifications, limitations or restrictions as are stated herein and as shall be stated and expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors as hereinafter prescribed.

               (b) Terms of the Preferred Stock. Subject to the rights of the holders of the Class A Common Stock and Class B Common Stock, authority is hereby expressly granted to and vested in the Board of Directors or any designated committee thereof to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, to determine and take necessary proceedings to fully effectuate the issuance and redemption of any such Preferred Stock and, with respect to each class or series of Preferred Stock, to fix and state from time to time, by resolution or resolutions providing for the issuance thereof, the following:

                    (i) the number of shares to constitute the class or series and the designations thereof;

                    (ii) whether the class or series is to have voting rights, full or limited, or to be without voting rights;

                    (iii) the preferences and relative, participating, optional or special rights, if any, and qualifications, limitations or restrictions thereof, if any, of the class or series;


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                    (iv)  whether the shares of the class or series will be
         redeemable and, if redeemable, the redemption price or prices and the time or times at which, and the terms and conditions upon which, such shares will be redeemable and the manner of redemption;

                    (v) whether the shares of the class or series will be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement and, if such retirement or sinking funds are to be established, the annual amount thereof and the terms and conditions relative to the operation thereof;

                    (vi) the dividend rate, whether dividends are payable in cash, stock or otherwise, the conditions upon which and the times when such dividends are payable, the preference or relation to the payment of dividends on any other class or series of stock, whether or not such dividends will be cumulative or noncumulative and, if cumulative, the date or dates from which such dividends will accumulate;

                    (vii) the preferences, if any, and the amounts thereof that the holders of the class or series will be entitled to receive upon the voluntary or involuntary dissolution, liquidation or winding up of, or upon any distribution of the assets of, the Corporation;

                    (viii) whether the shares of the class or series will be convertible into, or exchangeable for, the shares of any other class or classes, or of any other series of the same or any other class or classes, of stock of the Corporation and the conversion price or prices, or ratio or ratios, or rate or rates, at which such conversion or exchange may be made, with such adjustments, if any, as shall be expressed or provided for in such resolution or resolutions; and

                    (ix) such other special rights and protective provisions with respect to the class or series as the Board of Directors or any designated committee thereof may deem advisable.

                    The shares of each class or series of Preferred Stock may vary from the shares of any other class or series thereof in any or all of the foregoing respects. The Board of Directors or any designated committee thereof may from time to time increase the number of shares of Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized but unissued shares of Preferred Stock not designated for any other class or series thereof. The Board of Directors or any designated committee thereof may from time to time decrease the number of shares of Preferred Stock designated for any existing class or series by a resolution subtracting from such class or series any unissued shares of Preferred Stock designated for such class or series, and the shares so subtracted shall become authorized, unissued and undesignated shares of Preferred Stock.

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                                    ARTICLE V
                               BOARD OF DIRECTORS

         5.1 Number and Term of Directors. The Board of Directors shall consist of not less than three nor more than fifteen members, with the exact number to be fixed from time to time by resolution of the Board of Directors. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director. The directors shall serve until their respective successors are duly elected and qualified or until their earlier resignation, death or removal from office. Except as may otherwise be provided by this Certificate of Incorporation, the stockholders may remove a director from office prior to the expiration of his or her term by an affirmative vote of two-thirds of the outstanding shares of all capital stock entitled to vote at a stockholders' meeting duly called for such purpose.

         5.2 Director Vacancies. Except as may otherwise be provided by this Certificate of Incorporation, (i) whenever any vacancy on the Board of Directors occurs because of death, resignation, retirement, disqualification, removal, increase in the number of directors or otherwise, a majority of the directors then in office, although less than a majority of the entire Board of Directors, may fill the vacancy or vacancies for the balance of the unexpired term or terms, at which time a successor or successors shall be duly elected by the stockholders and qualified, and (ii) only the remaining directors of the Corporation shall have the authority, in accordance with the foregoing procedure, to fill any vacancy that exists on the Board of Directors.

         5.3 Elimination of Ballot for the Election of Directors. The directors of the Corporation need not be elected by written ballot.

         5.4 Amendment of By-laws. In furtherance and not in limitation of the power conferred upon the Board of Directors by the Delaware General Corporation Law, the Board of Directors shall have the power to make, adopt, alter, amend and repeal from time to time the By-laws of the Corporation without any action on the part of the stockholders except as otherwise specifically provided in the By-laws of the Corporation.

         5.5 Amendment. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, this Article V shall not be altered, amended or repealed except by an affirmative vote of at least two-thirds of the outstanding shares of all capital stock entitled to vote at a stockholders' meeting duly called for such purpose.

                                   ARTICLE VI
          INDEMNIFICATION RIGHTS AND LIMITATION OF DIRECTOR LIABILITY

         6.1     Indemnification Rights.

                 (a) To the maximum extent permitted under the Delaware General Corporation Law, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal,


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administrative or investigative (other than an action by or in the right of the
Corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding.

                  (b) To the maximum extent permitted under the Delaware General Corporation Law, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit.

        6.2     Advancement of Expenses.

                  (a) To the maximum extent permitted under the Delaware General Corporation Law, the Corporation shall pay all expenses (including attorneys' fees) actually and reasonably incurred by any person by reason of the fact that such person is or was a director of the Corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it is ultimately determined that he is not entitled to be indemnified by the Corporation as authorized by the Delaware General Corporation Law.

                  (b) To the maximum extent permitted under the Delaware General Corporation Law, the Corporation shall pay all expenses (including attorneys' fees) actually and reasonably incurred by any person by reason of the fact that such person is or was an officer of the Corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding (other than an action by the Corporation on its own behalf, it being understood that such an action does not include any derivative suit instituted by a stockholder of the Corporation) in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it is ultimately determined that he is not entitled to be indemnified by the Corporation as authorized by the Delaware General Corporation Law.

        6.3 Limitation on Liability of Directors. To the maximum extent permitted under the Delaware General Corporation Law, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for the breach of his or her fiduciary duty as a director.

        6.4 Nonexclusivity and Benefit. The indemnification rights granted pursuant to this Article VI shall not be exclusive of other indemnification rights, if any, granted to such person and shall inure to the benefit of the heirs and legal representatives of such person.

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        6.5     Effect of Repeal, Amendment or Termination. To the maximum extent permitted under the Delaware General Corporation Law, no repeal of or restrictive amendment of this Article VI and no repeal, restrictive amendment or termination of effectiveness of any law authorizing this Article VI shall apply to or affect adversely any right or protection of any director, officer, employee or agent of the Corporation, for or with respect to any acts or omissions of such person occurring prior to such repeal, amendment or termination of effectiveness.

        6.6 Retroactive Effect. To the maximum extent permitted under the Delaware General Corporation Law, the indemnification and advancement of expenses provided by this Article VI shall apply with respect to acts or omissions occurring prior to the adoption of this Article VI.

                                   ARTICLE VII
                                  STOCKHOLDERS

        7.1 Elimination of Right of Stockholders to Act by Consent. No action required to be taken or that may be taken at any annual or special meeting of holders of the Common Stock may be taken without a vote at a meeting duly called and held for such purpose, and the right of such holders to consent in writing, without a meeting, to the taking of any action is specifically denied.

        7.2 Special Meetings. Except as otherwise required by the Delaware General Corporation Law, special meetings of holders of the Common Stock may be called only by (i) the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors, (ii) the Chairman of the Board, (iii) the Vice-Chairman of the Board or (iv) the holders of at least 25% of the outstanding shares of Common Stock entitled to vote at the special meeting. The business transacted at any special meeting shall be limited to the purposes stated in the notice of such meeting.

        7.3 Amendment. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, this Article VII shall not be altered, amended or repealed except by an affirmative vote of at least two-thirds of the outstanding shares of all capital stock entitled to vote at a stockholders' meeting duly called for such purpose.

                                  ARTICLE VIII
               BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS

        The Corporation hereby elects to be governed by Section 203 of the Delaware General Corporation Law; provided that this Article VIII shall not apply to restrict a "business combination," as such term is defined in Section 203 of the Delaware General Corporation Law, between the Corporation and an "interested stockholder," as such term is defined in Section 203 of the Delaware General Corporation Law, if the interested stockholder became such prior to the effective date of this Certificate of Incorporation.

                                        *



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                           CERTIFICATE OF DESIGNATION

                   OF SERIES A AND SERIES B PREFERRED STOCK OF

                        THE HAWK GROUP OF COMPANIES, INC.


             PURSUANT TO SECTION 151 OF THE GENERAL CORPORATION LAW
                            OF THE STATE OF DELAWARE

         Ronald E. Weinberg and Byron S. Krantz, being the Vice-Chairman and Secretary, respectively, of The Hawk Group of Companies, Inc., a Delaware corporation (the "Corporation"), hereby certify that:


         A. SERIES A PREFERRED STOCK. Pursuant to authority conferred upon the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation, and pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors, at a telephonic board meeting held on June 26, 1995, duly adopted a resolution creating a series of 2,625 shares of Serial Preferred Stock, par value $0.01 per share, as follows:

            RESOLVED, that pursuant to the authority expressly vested in the Board of Directors of the Corporation in accordance with the provisions of its Certificate of Incorporation, a series of Preferred Stock of the Corporation is hereby created, consisting of 2,625 shares of Serial Preferred Stock, par value $0.01 per share (the "Series A Preferred Stock"), of which the powers, designations, preferences and relative, participating, optional or other rights, and qualifications and restrictions, shall be as follows:

            1.    Series A Preferred Stock.

                  (a)   Dividends.

                        (i) The holders of Series A Preferred Stock shall be entitled to receive, out of funds legally available for that purpose, cash dividends at the rate of 10% of the Series A Liquidation Preference (as defined in Section 1(b) below) per annum. Such dividends shall be cumulative as of the day on which the Series A Preferred Stock is first issued (the "Series A Issue Date") and shall be payable in arrears, when and as declared by the Board, on the last business day in April, July, October and January of each year such Series A Preferred Stock is outstanding to holders of record on such date, commencing in October following the Series A Issue Date and prorated from the Series A Issue Date until October 31, 1995. Dividends on account of arrearages for any past due dividends may be declared and paid on any date to holders of record on such payment date. Arrearages must be paid prior to the payment of current dividends and shall be deemed to be paid first on account of the longest outstanding arrearage.

                        (ii) If full cash dividends have been declared and are not paid or made available to holders of all outstanding shares of Series A Preferred Stock and funds legally available are insufficient to permit payment in full in cash to all such holders of the preferential amounts to which they are then entitled, the entire amount legally available for payment of cash dividends shall be distributed among the holders of the Series A Preferred Stock ratably in proportion to the full amount to which they would otherwise be respectively entitled, and any remainder not paid in cash to the holders of the Series A Preferred Stock shall cumulate as provided in Section 1(a)(iii).

                        (iii) If, on any dividend payment date, the holders of the Series A Preferred Stock have not received the full dividends provided for in Section 1(a)(i), then such dividends shall cumulate, whether or not declared, with additional dividends thereon for each succeeding full dividend period during which such dividends shall remain unpaid. Unpaid dividends for any period less than a full dividend period shall cumulate on a day-to-day basis and shall be computed on the basis of a 365-day year.

                        (iv) So long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not declare or pay on any Class A Common Stock or Class B Common Stock (as defined in the Certificate of Incorporation of the Corporation) any dividend whatsoever, whether in cash, property or otherwise, nor shall the Corporation make any distribution on any Class A Common Stock or Class B Common Stock, nor shall any Class A Common Stock or Class B Common Stock be purchased or redeemed by the Corporation, nor shall any monies be paid or made available for a sinking fund for the purchase or redemption of any Class A Common Stock or Class B Common Stock, unless all dividends to which the holders of the Preferred Stock are entitled to for all previous dividend periods have been paid or declared and a sum of money sufficient for the payment thereof set apart.

                  (b) Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, before any payment or distribution shall be made to the holders of Class A Common Stock or Class B Common Stock, the holders of each share of Series A Preferred Stock shall be entitled to receive an amount equal to $1,000 per share (the "Series A Liquidation Preference") plus any accrued or unpaid dividends thereon to such date. After the payment or the setting apart for payment of amounts so payable to the holders of the Series A Preferred Stock, the remaining assets of the Corporation shall be available for distribution among the holders of Class A Common Stock and Class B Common Stock according to their respective rights and priorities. If the assets or surplus funds to be distributed to the holders of the Series A Preferred Stock are insufficient to permit the payment to such holders of the full preferential amounts to which they are entitled, the assets and surplus funds legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive.

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                  (c)   Voting Rights.

                        (i) The holders of the issued and outstanding shares of Series A Preferred Stock shall have no voting rights except as set forth in this Section 1(c) and as required by the Delaware General Corporation Law.


                        (ii) Subject to Section 1(c)(i), if and whenever the Corporation fails to declare and pay in cash the full amount of dividends payable on the Series A Preferred Stock on any six consecutive quarters, then the holders of the Series A Preferred Stock, voting separately as a class, shall be entitled at the next annual meeting of the stockholders of the Corporation, or at any special meeting, to elect one director; provided, however, that if the holders of the Series A Preferred Stock previously have elected an additional director and the right to elect such director has not terminated, the holders of the Series A Preferred Stock shall not be entitled to elect an additional director under this Section 1(c)(ii) until such time as the holders of the Series A Preferred Stock are no longer entitled to elect an additional director, subject, however, to the right of the holders of the Series A Preferred Stock to vote for the election of a successor director should the director previously elected by the holders of the Series A Preferred Stock resign from the Board, die or be removed by the holders of the Series A Preferred Stock.

                                Upon the effective date of such election, such
      director shall become an additional director of the Corporation, and the authorized number of directors of the Corporation thereupon automatically shall be increased by one director. The holders of the Series A Preferred Stock may exercise the right to elect a director until all dividends in default on the Series A Preferred Stock have been paid in full, and dividends for the current dividend period declared and funds therefor set apart, and when so paid and set apart, the right of the holders of the Series A Preferred Stock to elect a director pursuant to this Section 1(c)(ii) shall cease upon the day prior to the next annual meeting of the stockholders of the Corporation, the term of such director shall thereupon terminate, and the authorized number of directors of the Corporation shall return to the number of authorized directors otherwise in effect, but subject always to the same provisions for the vesting of such special voting rights in the case of any such future dividend default or defaults.

                                At any time when special voting rights have been
      vested in the holders of the Series A Preferred Stock pursuant to this
      Section 1(c)(ii), the Secretary of the Corporation may, and upon the written request of the holders of 10% or more of the number of shares of the Series A Preferred Stock then outstanding addressed to such Secretary at the principal office of the Corporation shall, call a special meeting of the holders of the Series A Preferred Stock for the election of the director to be elected by them as provided above, to be held in the case of such written request within forty days after delivery of such request, and in either case to be held at a place and upon the notice provided by the Delaware General Corporation Law and in the By-Laws of the Corporation.

                        (iii) If any amendment to the Certificate of Incorporation of the Corporation is proposed that would change the preferences herein provided or cause the issuance of preferred shares with attributes that are senior to the Series A Preferred Stock or increase the number of shares of Class A Common Stock or Class B Common Stock (except upon a public offering of the Class A Common Stock or Class B Common Stock of the Corporation), then the holders of the Series A Preferred Stock, voting separately as a class, shall be entitled at a meeting of stockholders to vote on such amendment and such amendment shall not be effected and no Series A Preferred Stock prohibited hereby shall be issued absent the affirmative vote of the holders of 75% of the issued and outstanding Series A Preferred Stock.

                        (iv) Any holder of Series A Preferred Stock entitled to vote on any matter pursuant to this Section 1(c) may assign such voting rights, revocably or irrevocably, to any other holder of Series A Preferred Stock.

                  (d)   Redemption.

                        (i) The Corporation may, at any time and from time to time as may be determined by the Board, redeem all but not less than all, of the Series A Preferred Stock, provided the Corporation is not in default in the payment of any dividends on the Series A Preferred Stock then outstanding, for an amount equal to the Series A Liquidation Preference plus all accrued dividends to the date of redemption.

                        (ii) The redemption provided for in Section 1(d)(i) may be for cash or for a debt instrument with an interest rate of 10% payable quarterly for no more than five years (except that the debt will accelerate in the event of a sale of more than 50% of the aggregate issued and outstanding shares of Class A Common Stock and Class B Common Stock or a sale of substantially all of the assets of the Corporation) and a principal amount equal to the Series A Liquidation Preference of any and all accrued but unpaid dividends on the Series A Preferred Stock, a subordinated position with regard to creditors (but not less than the same position of the Series A Preferred Stock) and other rights comparable to the Series A Preferred Stock, including the right to elect one director of the Corporation as and to the extent provided below.

                                The debt instrument shall require that if the
      Corporation fails to pay in cash the full amount of interest payable on the debt for six consecutive quarters, then the holders of the debt, voting in accordance with the principal amount of the debt and with each $1,000 of debt constituting one vote, shall be entitled at the next annual meeting of the stockholders of the Corporation, or at any special meeting, to elect one director; provided, however, that if the holders of the debt previously have elected an additional director and the right to elect such director has not terminated, the holders of the debt shall not be entitled to elect an additional director, subject, however, to the right of the holders of the debt to vote for the election of a successor director should the director previously elected by the holders of the debt resign from the Board, die or be removed by the holders of the debt. This right to elect a director shall be set forth in an agreement in form and substance satisfactory to counsel for the Corporation as a condition precedent to the redemption of the Series A Preferred Stock with a debt instrument.

                        (iii) The Corporation shall provide notice of any redemption pursuant to this Section 1(d) specifying the time and place of redemption, by first class or certified mail, postage prepaid, to each holder of shares of Series A Preferred Stock at the address for such holder last shown on the records of the Corporation or its transfer agent, not more than sixty nor less than thirty days before the applicable redemption date. Upon mailing of any such notice of redemption, the Corporation shall become obligated to redeem Series A Preferred Stock specified in such notice herein for cash or debt as provided in Section 1(d)(ii).

                        (iv) No redeemed shares of Series A Preferred Stock shall be entitled to any dividends declared after the redemption date, and on such date all rights of the holder of such shares as a stockholder of the Corporation by reason of the ownership of such shares shall cease, except the right to receive the price of or debt issued for such shares without interest, upon presentation and surrender of the certificate representing such shares, and such shares will not after such redemption date be deemed to be outstanding.

                        (v) On or before the redemption date, if the shares of Series A Preferred Stock are to be redeemed for cash, an amount equal to the Series A Liquidation Preference, plus all accrued dividends to the redemption date shall be deposited with a bank or trust company in a trust fund for the benefit of the respective holders of the shares designated for redemption with instructions and authority to the bank or trust company to pay such price for such shares to the respective holders, after the redemption date upon receipt of notification from the Corporation that such holder has surrendered its share certificate to the Corporation. The balance of any monies deposited by the Corporation remaining unclaimed at the expiration of sixty days following the redemption date shall thereafter be returned to the Corporation upon its request.

                  (e) Series. Except as set forth in this Certificate of Designation, the Series A Preferred Stock shall have the same powers, designations, preferences and relative, participating, optional or other rights, and qualifications and restrictions, as the Series B Preferred Stock.


      B. SERIES B PREFERRED STOCK. Pursuant to authority conferred upon the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation, and pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors, at a telephonic board meeting held on June 26, 1995, duly adopted a resolution creating a series of 702 shares of Serial Preferred Stock, par value $0.01 per share, as follows:

         RESOLVED, that pursuant to the authority expressly vested in the Board of Directors of the Corporation in accordance with the provisions of its Certificate of Incorporation, a series of Preferred Stock of the Corporation is hereby created, consisting of 702 shares of Serial Preferred Stock, par value $0.01 per share (the "Series B Preferred Stock"), of which the powers, designations, preferences and relative, participating, optional or other rights, and qualifications and restrictions, shall be as follows:

         2.       Series B Preferred Stock.

                  (a)      Dividends.

                           (i) The holders of Series B Preferred Stock shall be entitled to receive, out of funds legally available for that purpose, cash dividends at the rate of 9% of the Series B Liquidation Preference (as defined in Section 2(b) below) per annum. Such dividends shall be cumulative from the day on which the Series B Preferred Stock is first issued (the "Series B Issue Date") and shall be payable in arrears, when and as declared by the Board, on the first business day in April, July, October and January of each year such Series B Preferred Stock is outstanding to holders of record on such date, commencing in October following the Series B Issue Date and prorated from the Series B Issue Date until October 2, 1995. Dividends on account of arrearages for any past due dividends may be declared and paid on any date to holders of record on such payment date. Arrearages must be paid prior to the payment of current dividends and shall be deemed to be paid first on account of the longest outstanding arrearage.

                           (ii) If full cash dividends have been declared and are not paid or made available to holders of all outstanding shares of Series B Preferred Stock and funds legally available are insufficient to permit payment in full in cash to all such holders of the preferential amounts to which they are then entitled, the entire amount legally available for payment of cash dividends shall be distributed among the holders of the Series B Preferred Stock ratably in proportion to the full amount to which they would otherwise be respectively entitled, and any remainder not paid in cash to the holders of the Series B Preferred Stock shall cumulate as provided in Section 2(a)(iii).

                           (iii) If, on any dividend payment date, the holders of the Series B Preferred Stock have not received the full dividends provided for in Section 2(a)(i), then such dividends shall cumulate, whether or not declared, with additional dividends thereon for each succeeding full dividend period during which such dividends shall remain unpaid. Unpaid dividends for any period less than a full dividend period shall cumulate on a day-to-day basis and shall be computed on the basis of a 365-day year.

                           (iv) So long as any shares of Series B Preferred Stock are outstanding, the Corporation shall not declare or pay on any Class A Common Stock or Class B Common Stock any dividend whatsoever, whether in cash, property or otherwise, nor shall the Corporation make any distribution on any Class A Common Stock or Class B Common Stock, nor shall any Class A Common Stock or Class B Common Stock be purchased or redeemed by the Corporation, nor shall any monies be paid or made available for a sinking fund for the purchase or redemption of any Class A Common Stock or Class B Common Stock, unless all dividends to which the holders of the Series B Preferred Stock are entitled to for all previous dividend periods have been paid or declared and a sum of money sufficient for the payment thereof set apart.

                           (b) Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, before any payment or distribution shall be made to the holders of Class A Common Stock or Class B Common Stock, the holders of each share of Series B Preferred Stock shall be entitled to receive an amount equal to $1,000 per share (the "Series B Liquidation Preference") plus any accrued or unpaid dividends thereon to such date. After the payment or the setting apart for payment of amounts so payable to the holders of the Series B Preferred Stock, the remaining assets of the Corporation shall be available for distribution among the holders of Class A Common Stock and Class B Common Stock according to their respective rights and priorities. If the assets or surplus funds to be distributed to the holders of the Series B Preferred Stock are insufficient to permit the payment to such holders of the full preferential amounts to which they are entitled, the assets and surplus funds legally available for distribution shall be distributed ratably among the holders of the Series B Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive.

                  (c)      Voting Rights.

                           (i) The holders of the issued and outstanding shares of Series B Preferred Stock shall have no voting rights except as set forth in this Section 2(c) and as required by the Delaware General Corporation Law.

                           (ii)    Subject to Section 2(c)(i), if and
         whenever the Corporation fails to declare and pay in cash the full amount of dividends payable on the Series B Preferred Stock on any six consecutive quarters, then the holders of the Series B Preferred Stock, voting separately as a class, shall be entitled at the next annual meeting of the stockholders of the Corporation, or at any special meeting, to elect one director; provided, however, that if the holders of the Series B Preferred Stock previously have elected an additional director and the right to elect such director has not terminated, the holders of the Series B Preferred Stock shall not be entitled to elect an additional director under this Section 2(c)(ii) until such time as the holders of the Series B Preferred Stock are no longer entitled to elect an additional director, subject, however, to the right of the holders of the Series B Preferred Stock to vote for the election of a successor director should the director previously elected by the holders of the Series B Preferred Stock resign from the Board, die or be removed by the holders of the Series B Preferred Stock.

                                   Upon the effective date of such election,
         such director shall become an additional director of the Corporation, and the authorized number of directors of the Corporation thereupon automatically shall be increased by one director. The holders of the Series B Preferred Stock may exercise the right to elect a director until all dividends in default on the Series B Preferred Stock have been paid in full, and dividends for the current dividend period declared and funds therefor set apart, and when so paid and set apart, the right of the holders of the Series B Preferred Stock to elect a director pursuant to this Section 2(c)(ii) shall cease upon the day prior to the next annual meeting of the stockholders of the Corporation, the term of such director shall thereupon terminate, and the authorized number of directors of the Corporation shall return to the number of authorized directors otherwise in effect, but subject always to the same provisions for the vesting of such special voting rights in the case of any such future dividend default or defaults.

                                   At any time when special voting rights have
         been vested in the holders of the Series B Preferred Stock pursuant to this Section 2(c)(ii), the Secretary of the Corporation may, and upon the written request of the holders of 10% or more of the number of shares of the Series B Preferred Stock then outstanding addressed to such Secretary at the principal office of the Corporation shall, call a special meeting of the holders of the Series B Preferred Stock for the election of the director to be elected by them as provided above, to be held in the case of such written request within forty days after delivery of such request, and in either case to be held at a place and upon the notice provided by the Delaware General Corporation Law and in the By-Laws of the Corporation.

                           (iii) If any amendment to the Certificate of Incorporation of the Corporation is proposed that would change the preferences herein provided or cause the issuance of preferred shares with attributes that are senior to the Series B Preferred Stock or increase the number of shares of Class A Common Stock or Class B Common Stock (except upon a public offering of the Class A Common Stock or Class B Common Stock of the Corporation), then the holders of the Series B Preferred Stock, voting separately as a class, shall be entitled at a meeting of stockholders to vote on such amendment and such amendment shall not be effected and no Series B Preferred Stock prohibited hereby shall be issued absent the affirmative vote of the holders of 75% of the issued and outstanding Series B Preferred Stock.

                           (iv) Any holder of Series B Preferred Stock entitled to vote on any matter pursuant to this Section 2(c) may assign such voting rights, revocably or irrevocably, to any other holder of Series B Preferred Stock.

                  (d)      Redemption.

                           (i) The Corporation may, at any time and from time to time as may be determined by the Board, redeem all but not less than all, of the Series B Preferred Stock, provided the Corporation is not in default in the payment of any dividends on the Series B Preferred Stock then outstanding, for an amount equal to the Series B Liquidation Preference plus all accrued dividends to the date of redemption.

                           (ii) The redemption provided for in Section 2(d)(i) may be for cash or for a debt instrument with an interest rate of 9% payable quarterly for no more than seven years (except that the debt will accelerate in the event of a sale of more than 50% of the aggregate issued and outstanding shares of Class A Common Stock and Class B Common Stock or a sale of substantially all of the assets of the Corporation or of Helsel) and a principal amount equal to the Series B Liquidation Preference of any and all accrued but unpaid dividends on the Series B Preferred Stock, a subordinated position with regard to creditors (but not less than the same position of the Series B Preferred Stock) and other rights comparable to the Series B Preferred Stock, including the right to elect one director of the Corporation as and to the extent provided below.

                                   The debt instrument shall require that if the
         Corporation fails to pay in cash the full amount of interest payable on the debt for six consecutive quarters, then the holders of the debt, voting in accordance with the principal amount of the debt and with each $1,000 of debt constituting one vote, shall be entitled at the next annual meeting of the stockholders of the Corporation, or at any special meeting, to elect one director; provided, however, that if the holders of the debt previously have elected an additional director and the right to elect such director has not terminated, the holders of the debt shall not be entitled to elect an additional director, subject, however, to the right of the holders of the debt to vote for the election of a successor director should the director previously elected by the holders of the debt resign from the Board, die or be removed by the holders of the debt. This right to elect a director shall be set forth in an agreement in form and substance satisfactory to counsel for the Corporation as a condition precedent to the redemption of the Series B Preferred Stock with a debt instrument.

                           (iii) The Corporation shall provide notice of any redemption pursuant to this Section 2(d) specifying the time and place of redemption, by first class or certified mail, postage prepaid, to each holder of shares of Series B Preferred Stock at the address for such holder last shown on the records of the Corporation or its transfer agent, not more than sixty nor less than thirty days before the applicable redemption date. Upon mailing of any such notice of redemption, the Corporation shall become obligated to redeem Series B Preferred Stock specified in such notice herein for cash or debt as provided in Section 2(d)(ii).

                           (iv) No redeemed shares of Series B Preferred Stock shall be entitled to any dividends declared after the redemption date, and on such date all rights of the holder of such shares as a stockholder of the Corporation by reason of the ownership of such shares shall cease, except the right to receive the price of or debt issued for such shares without interest, upon presentation and surrender of the certificate representing such shares, and such shares will not after such redemption date be deemed to be outstanding.

                           (v) On or before the redemption date, if the shares of Series B Preferred Stock are to be redeemed for cash, an amount equal to the Series B Liquidation Preference, plus all accrued dividends to the redemption date shall be deposited with a bank or trust company in a trust fund for the benefit of the respective holders of the shares designated for redemption with instructions and authority to the bank or trust company to pay such price for such shares to the respective holders, after the redemption date upon receipt of notification from the Corporation that such holder has surrendered its share certificate to the Corporation. The balance of any monies deposited by the Corporation remaining unclaimed at the expiration of sixty days following the redemption date shall thereafter be returned to the Corporation upon its request.

                  (e) Series. Except as set forth in this Certificate of Designation, the Series B Preferred Stock shall have the same powers, designations, preferences and relative, participating, optional or other rights, and qualifications and restrictions, as the Series A Preferred Stock.

         IN WITNESS WHEREOF, the undersigned have signed this Certificate of Designation as of this 30th day of June, 1995.


                                           /s/ Ronald E. Weinberg
                                          --------------------------------------
                                          RONALD E. WEINBERG, Vice-Chairman

                                          Attested by:


                                           /s/ Byron S. Krantz
                                          --------------------------------------
                                          BYRON S. KRANTZ, Secretary

                           CERTIFICATE OF DESIGNATION
                                       OF
                          THE SERIES C PREFERRED STOCK
                                       OF
                                HAWK CORPORATION


             PURSUANT TO SECTION 151 OF THE GENERAL CORPORATION LAW
                            OF THE STATE OF DELAWARE

         Ronald E. Weinberg and Byron S. Krantz, being the Vice-Chairman of the Board and Secretary, respectively, of Hawk Corporation, a Delaware corporation (the "Corporation"), hereby certify that:

         Pursuant to authority conferred upon the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation, and pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors, at a telephonic board meeting held on November 16, 1996, duly adopted a resolution creating a new series of 1,189 shares of Serial Preferred Stock, par value $0.01 per share, as follows:

         RESOLVED, that pursuant to the authority expressly vested in the Board of Directors of the Corporation in accordance with the provisions of its Certificate of Incorporation, a series of Preferred Stock of the Corporation is hereby created, consisting of 1,189 shares of Serial Preferred Stock, par value $0.01 per share (the "Series C Preferred Stock"), of which the powers, designations, preferences and relative, participating, optional or other rights, and qualifications and restrictions, shall be as follows:

         3.       Series C Preferred Stock.

                  (a)      Dividends.

                            (i)     The holders of Series C Preferred Stock
shall be entitled to receive, out of funds legally available for that purpose, cash dividends at the rate of 10% of the Series C Liquidation Preference (as defined in Section 3(b) below) per annum. Such dividends shall be cumulative as of the day on which the Series C Preferred Stock is first issued (the "Series C Issue Date") and shall be payable in arrears, when and as declared by the Board (as defined in the Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") of the Corporation), on the last business day in April, July, October and January of each year such Series C Preferred Stock is outstanding to holders of record on such date, commencing in October following the Series C Issue Date and prorated from the Series C Issue Date until January 31, 1997. Dividends on account of arrearages for any past due dividends may be declared and paid on any date to holders of record on such payment date. Arrearages must be paid prior to the payment of current dividends and shall be deemed to be paid first on account of the longest outstanding arrearage.

                           (ii)     If full cash dividends have been declared
and are not paid or made available to holders of all outstanding shares of Series C Preferred Stock and funds legally available are insufficient to permit payment in full in cash to all such holders of the preferential amounts to which they are then entitled, the entire amount legally available for payment of cash dividends shall be distributed among the holders of the Series C Preferred Stock ratably in proportion to the full amount to which they would otherwise be respectively entitled, and any remainder not paid in cash to the holders of the Series C Preferred Stock shall cumulate as provided in Section 3(a)(iii).

                           (iii)    If, on any dividend payment date, the
holders of the Series C Preferred Stock have not received the full dividends provided for in Section 3(a)(i), then such dividends shall cumulate, whether or not declared, with additional dividends thereon for each succeeding full dividend period during which such dividends shall remain unpaid. Unpaid dividends for any period less than a full dividend period shall cumulate on a day-to-day basis and shall be computed on the basis of a 365-day year.

                           (iv)     So long as any shares of Series C Preferred
Stock are outstanding, the Corporation shall not declare or pay on any Class A Common Stock or Class B Common Stock (as defined in the Certificate of Incorporation of the Corporation) any dividend whatsoever, whether in cash, property or otherwise, nor shall the Corporation make any distribution on any Class A Common Stock or Class B Common Stock, nor shall any Class A Common Stock or Class B Common Stock be purchased or redeemed by the Corporation, nor shall any monies be paid or made available for a sinking fund for the purchase or redemption of any Class A Common Stock or Class B Common Stock, unless all dividends to which the holders of the Preferred Stock (as defined in the Certificate of Incorporation of the Corporation) are entitled to for all previous dividend periods have been paid or declared and a sum of money sufficient for the payment thereof set apart.

                   (b) Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, before any payment or distribution shall be made to the holders of Class A Common Stock or Class B Common Stock, the holders of each share of Series C Preferred Stock shall be entitled to receive an amount equal to $1,000 per share (the "Series C Liquidation Preference") plus any accrued or unpaid dividends thereon to such date. After the payment or the setting apart for payment of amounts so payable to the holders of the Series C Preferred Stock, the remaining assets of the Corporation shall be available for distribution among the holders of Class A Common Stock and Class B Common Stock according to their respective rights and priorities. If the assets or surplus funds to be distributed to the holders of the Series C Preferred Stock are insufficient to permit the payment to such holders of the full preferential amounts to which they are entitled, the assets and surplus funds legally available for distribution shall be distributed ratably among the holders of the Series C Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive.

                   (c)     Voting Rights.

                           (i)      The holders of the issued and outstanding
shares of Series C Preferred Stock shall have no voting rights except as set forth in this Section 3(c) and as otherwise required by the Delaware General Corporation Law (as defined in the Certificate of Incorporation of the Corporation).

                           (ii)     Subject to Section 3(c)(i), if and whenever
the Corporation fails to declare and pay in cash the full amount of dividends payable on the Series C Preferred Stock on any six consecutive quarters, then the holders of the Series C Preferred Stock, voting separately as a class, shall be entitled at the next annual meeting of the stockholders of the Corporation, or at any special meeting, to elect one director; provided, however, that if the holders of the Series C Preferred Stock previously have elected an additional director and the right to elect such director has not terminated, the holders of the Series C Preferred Stock shall not be entitled to elect an additional director under this Section 3(c)(ii) until such time as the holders of the Series C Preferred Stock are no longer entitled to elect an additional director, subject, however, to the right of the holders of the Series C Preferred Stock to vote for the election of a successor director should the director previously elected by the holders of the Series C Preferred Stock resign from the Board, die or be removed by the holders of the Series C Preferred Stock.

                                    Upon the effective date of such election,
such director shall become an additional director of the Corporation, and the authorized number of directors of the Corporation thereupon automatically shall be increased by one director. The holders of the Series C Preferred Stock may exercise the right to elect a director until all dividends in default on the Series C Preferred Stock have been paid in full, and dividends for the current dividend period declared and funds therefor set apart, and when so paid and set apart, the right of the holders of the Series C Preferred Stock to elect a director pursuant to this Section 1(c)(ii) shall cease upon the day prior to the next annual meeting of the stockholders of the Corporation, the term of such director shall thereupon terminate, and the authorized number of directors of the Corporation shall return to the number of authorized directors otherwise in effect, but subject always to the same provisions for the vesting of such special voting rights in the case of any such future dividend default or defaults.

                                    At any time when special voting rights have
been vested in the holders of the Series C Preferred Stock pursuant to this
Section 3(c)(ii), the Secretary of the Corporation may, and upon the written request of the holders of 10% or more of the number of shares of the Series C Preferred Stock then outstanding addressed to such Secretary at the principal office of the Corporation shall, call a special meeting of the holders of the Series C Preferred Stock for the election of the director to be elected by them as provided above, to be held in the case of such written request within forty days after delivery of such request, and in either case to be held at a place and upon the notice provided by the Delaware General Corporation Law and in the By-Laws of the Corporation.

                          (iii)     If any amendment to the Certificate of
Incorporation of the Corporation is proposed that would change the preferences herein provided or cause the issuance of preferred shares with attributes that are senior to the Series C Preferred Stock or increase the number of shares of Class A Common Stock or Class B Common Stock (except upon a public offering of the Class A Common Stock or Class B Common Stock of the Corporation), then the holders of the Series C Preferred Stock, voting separately as a class, shall be entitled at a meeting of stockholders to vote on such amendment and such amendment shall not be effected and no Series C Preferred


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



Stock prohibited hereby shall be issued absent the affirmative vote of the holders of 75% of the issued and outstanding Series C Preferred Stock.

                            (iv)    Any holder of Series C Preferred Stock
entitled to vote on any matter pursuant to this Section 3(c) may assign such voting rights, revocably or irrevocably, to any other holder of Series C Preferred Stock.

                  (d) Redemption.

                            (i)     The Corporation may, at any time and from
time to time as may be determined by the Board, redeem all but not less than all, of the Series C Preferred Stock, provided the Corporation is not in default in the payment of any dividends on the Series C Preferred Stock then outstanding, for an amount equal to the Series C Liquidation Preference plus all accrued dividends to the date of redemption.

                            (ii)    The redemption provided for in Section
3(d)(i) may be for cash or for a debt instrument with an interest rate of 10% payable quarterly for no more than five years (except that the debt will accelerate in the event of a sale of more than 50% of the aggregate issued and outstanding shares of Class A Common Stock and Class B Common Stock or a sale of substantially all of the assets of the Corporation) and a principal amount equal to the Series C Liquidation Preference of any and all accrued but unpaid dividends on the Series C Preferred Stock, a subordinated position with regard to creditors (but not less than the same position of the Series C Preferred Stock) and other rights comparable to the Series C Preferred Stock, including the right to elect one director of the Corporation as and to the extent provided below.

                                    The debt instrument shall require that if
the Corporation fails to pay in cash the full amount of interest payable on the debt for six consecutive quarters, then the holders of the debt, voting in accordance with the principal amount of the debt and with each $1,000 of debt constituting one vote, shall be entitled at the next annual meeting of the stockholders of the Corporation, or at any special meeting, to elect one director; provided, however, that if the holders of the debt previously have elected an additional director and the right to elect such director has not terminated, the holders of the debt shall not be entitled to elect an additional director, subject, however, to the right of the holders of the debt to vote for the election of a successor director should the director previously elected by the holders of the debt resign from the Board, die or be removed by the holders of the debt. This right to elect a director shall be set forth in an agreement in form and substance satisfactory to counsel for the Corporation as a condition precedent to the redemption of the Series C Preferred Stock with a debt instrument.

                            (iii)   The Corporation shall provide notice of any
redemption pursuant to this Section 3(d) specifying the time and place of redemption, by first class or certified mail, postage prepaid, to each holder of shares of Series C Preferred Stock at the address for such holder last shown on the records of the Corporation or its transfer agent, not more than sixty nor less than thirty days before the applicable redemption date. Upon mailing of any such notice of redemption, the Corporation shall become obligated to redeem Series C Preferred Stock specified in such notice herein for cash or debt as provided in Section 3(d)(ii).

                           (iv)     No redeemed shares of Series C Preferred
Stock shall be entitled to any dividends declared after the redemption date, and on such date all rights of the holder of such shares as a stockholder of the Corporation by reason of the ownership of such shares shall cease, except the right to receive the price of or debt issued for such shares without interest, upon presentation and surrender of the certificate representing such shares, and such shares will not after such redemption date be deemed to be outstanding.

                            (v)     On or before the redemption date, if the
shares of Series C Preferred Stock are to be redeemed for cash, an amount equal to the Series C Liquidation Preference, plus all accrued dividends to the redemption date shall be deposited with a bank or trust company in a trust fund for the benefit of the respective holders of the shares designated for redemption with instructions and authority to the bank or trust company to pay such price for such shares to the respective holders, after the redemption date upon receipt of notification from the Corporation that such holder has surrendered its share certificate to the Corporation. The balance of any monies deposited by the Corporation remaining unclaimed at the expiration of sixty days following the redemption date shall thereafter be returned to the Corporation upon its request.

                    (e) Series. Except as set forth in this Certificate of Designation, the Series C Preferred Stock shall have the same powers, designations, preferences and relative, participating, optional or other rights, and qualifications and restrictions, as the Series A and Series B Preferred Stock (as defined in the Certificate of Incorporation of the Corporation).


         IN WITNESS WHEREOF, the undersigned have signed this Certificate of Designation as of this 27th day of November, 1996.


                                  /s/ Ronald E. Weinberg
                                  -----------------------------------
                                  RONALD E. WEINBERG, Vice-Chairman

                                  Attested by:


                                  /s/ Byron S. Krantz
                                  -----------------------------------
                                  BYRON S. KRANTZ, Secretary



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